UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2018

STEMGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	0-21555	54-1812385
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Moss Haven Drive
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

(832) 431-3292
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 – Entry into Material Definitive Agreements

Agreement and Plan of Reorganization

On December 13, 2018, StemGen, Inc. (“StemGen” “us”, “we” or the “Company”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with D3esports Corp., a Wyoming corporation, and the stockholders of D3esports Corp.  Pursuant to the Agreement, we will acquire all the outstanding equity securities of D3esports Corp. and D3sports, Inc. will be domiciled in Texas as a wholly owned subsidiary of StemGen, Inc. The purchase price for the acquisition consists of the issuance to the stockholders of D3esports Corp. by StemGen 30,316,667 shares of our Common Stock, par value $0.001 per share and 7,000.000 shares of Preferred Stock, par value $0.00001 per share.

As required by Item 2.01(f) of Form 8-K, within 4 days after closing of the transaction described herein, the company will prepare and file with the SEC an amendment to this Form 8-K that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X of the Securities Exchange Act for the periods specified in Rule 3.05(b) or Rule 8-04(b) thereunder.

ITEM 3.02 – Unregistered Sale of Equity Securities

In connection with the acquisitions described in Item 1.01 of this Report, the Company will issue a total of 30,316,661 shares of StemGen Common Stock and 7,000,000 shares of StemGen Preferred Stock to the existing stockholders of D3esports Corp.

The shares will be issued without registration in reliance on the exemption in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D thereunder. The Company believes the exemption is available because the offering is made solely and only to the parties to the acquisitions described in this report following comprehensive due diligence investigation without any public offering or solicitation.

ITEM 5.02 – Departure of Sole Director, Officer; Election of Director and Officer

In connection with the acquisition described in Item 1.01, the sole director and officer will be replaced by the sole director and officer of D3esports, effective on the closing date of the transaction described in Item 1.01. The background of the newly elected sole director and officer will be included in the amendment to this Form 8-K as well as the information required by Item 2.01(f) of Form 8-K.

ITEM 9.01 – Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

2.1	Agreement and Plan of Reorganization dated December 13,2018 for the acquisition of D3esports Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMGEN, INC.

Dated: December 19, 2018	/s/ John David Walls
John David Walls
President, Secretary, Treasurer, Principal Executive Officer, Principal Financial and Accounting Officer and Sole Director